UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2015

DOLLAR TREE, INC.

(Exact name of registrant as specified in its charter)

VIRGINIA

(State or Other Jurisdiction of Incorporation)

0-25464	26-2018846
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway

Chesapeake, VA 23320

(Address of Principal Executive Offices and Zip Code)

(757) 321-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On January 20, 2015, Dollar Tree, Inc. (the “Company”) and Dollar Tree Stores, Inc. entered into the First Amendment (the “Amendment”) to the Note Purchase Agreement, dated as of September 16, 2013 and the related 4.03% Series A Senior Notes due September 16, 2020, 4.63% Series B Senior Notes due September 16, 2023, and 4.78% Series C Senior Notes due September 16, 2025 (collectively, the “Notes”), with a majority of the noteholders party thereto.

The Amendment was entered into in connection with the Company’s pending acquisition (the “Acquisition”) of Family Dollar Stores, Inc. (“Family Dollar”).  The Amendment will, among other things, allow a newly-formed subsidiary of the Company to issue debt and hold the proceeds in escrow pending consummation of the Acquisition (such debt, the “Escrow Debt”).  Pursuant to the terms of the Amendment, in certain circumstances the amount of interest due on the Notes may increase by 1.0% per annum.  The Amendment also contains certain negative covenants and other restrictions applicable during the period in which any Escrow Debt is outstanding.

The foregoing summary description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Item 7.01. Regulation FD Disclosure.

On January 26, 2015, the Company intends to commence the distribution of preliminary financing materials to potential investors relating to the proposed offerings of certain debt instruments, in connection with the pending Acquisition.  The Company is disclosing under this Item 7.01 certain information that will be provided to such potential investors, which information is included in Exhibit 99.1  and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) is being furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into future filings by the Company under the Securities Act or under the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.  Other Events.

On January 22, 2015, the Company, issued a press release in connection with the approval of the Acquisition by the stockholders of Family Dollar at the special meeting of Family Dollar stockholders held on January 22, 2015.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward Looking Statements

Certain statements contained herein are “forward-looking statements” that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements and information about our current and future prospects and our operations and financial results are based on currently available information. Various risks, uncertainties and other factors could cause actual future results and financial performance to vary significantly from those anticipated in such statements. The forward looking statements contained herein include assumptions about our operations, such as cost controls and market conditions, and certain plans, activities or events which we expect will or may occur in the future and relate to, among other things, the business combination transaction involving Dollar Tree and Family Dollar, the financing of the proposed transaction, the benefits, results, effects, timing and certainty of the proposed transaction, future financial and operating results, expectations concerning the antitrust review process for the proposed transaction and the combined company’s plans, objectives, expectations (financial or otherwise) and intentions.

Risks and uncertainties related to the proposed merger include, among others: the risk that regulatory approvals required for the merger are not obtained on the proposed terms and schedule or are obtained subject to conditions that are not anticipated; the risk that the other conditions to the closing of the merger are not satisfied; the risk that the financing required to fund the transaction is not obtained; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the merger; uncertainties as to the timing of the merger; competitive responses to the proposed merger; response by activist stockholders to the merger; costs and difficulties related to the integration of Family Dollar’s business and operations with Dollar Tree’s business and operations; the inability to obtain, or delays in obtaining, the cost savings and synergies contemplated by the merger; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed transaction and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; unexpected costs, charges or expenses resulting from the merger; litigation relating to the merger; the outcome of pending or potential litigation or governmental investigations; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions. Consequently, all of the forward-looking statements made by Dollar Tree, in this and in other documents or statements are qualified by factors, risks and uncertainties, including, but not limited to, those set forth under the headings titled “A Warning About Forward-Looking Statements” and “Risk Factors” in Dollar Tree’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014, Dollar Tree’s Quarterly Reports on Form 10-Q for the quarters ended May 3, 2014, August 2, 2014 and November 1, 2014, and other reports filed by Dollar Tree with the SEC, which are available at the SEC’s website http://www.sec.gov.

Please read our “Risk Factors” and other cautionary statements contained in these filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  Dollar Tree undertakes no obligation to update or revise any forward-looking statements, even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law. As a result of these risks and others, actual results could vary significantly from those anticipated herein, and our financial condition and results of operations could be materially adversely affected.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

First Amendment, dated January 20, 2015 to Note Purchase Agreement and related Notes, dated as of September 16, 2013, by and among Dollar Tree, Inc., Dollar Tree Stores, Inc. and the noteholders party thereto.

99.1	Excerpts from Preliminary Financing Materials, dated January 26, 2015*

99.2	Press Release dated January 22, 2015.

* This Exhibit is being furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into future filings by the Company under the Securities Act or under the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.
(Registrant)

Date:	January 26, 2015	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

First Amendment, dated January 20, 2015 to Note Purchase Agreement and related Notes, dated as of September 16, 2014, by and among Dollar Tree, Inc., Dollar Tree Stores, Inc. and the noteholders party thereto.

99.1	Excerpts from Preliminary Financing Materials, dated January 26, 2015*

99.2	Press Release dated January 22, 2015.

* This Exhibit is being furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into future filings by the Company under the Securities Act or under the Exchange Act, except as expressly set forth by specific reference in such a filing.